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                                                                    Exhibit 4.01



                              RISK DATA CORPORATION

                             1992 STOCK OPTION PLAN



I.       PURPOSES OF THE PLAN

         This Stock Option Plan (the "Plan") is intended to promote the interests of Risk Data Corporation, a California corporation (the "Company"), by providing a method whereby (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations)

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responsible for the management, growth and financial success of the Company (or its parent or subsidiary corporations), (ii) the non-employee members of the Company's Board of Directors (or the board of directors of any parent or subsidiary corporations) and (iii) consultants and independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to continue to render services to the Company (or its parent or subsidiary corporations).

         For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

         A. Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         B. Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.      ADMINISTRATION OF THE PLAN

              (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board, however, may at any time appoint a committee ("Committee") of three (3) or more members of the Board and delegate to such Committee one or more of the administrative powers allocated to the Board pursuant to the provisions of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

              (b) At or prior to the time the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Board shall appoint the Committee (if it has not already been appointed) and delegate to such Committee all of the administrative functions allocated to the Board under the provisions of the Plan. The Committee shall consist of no fewer than three
(3) members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act. A majority of the members of the committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. Any or all of the powers and functions of the Committee may at any time and from time to time be exercised by the Board or an executive committee thereof, provided, however, that, with respect to the participation in the Plan of employees who are members of the Board or of the executive committee (as the case may be), such powers and functions of the


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Committee may be exercised by the Board or the executive committee only if, at the time of such exercise, a majority of the members of the entire Board and a majority of the directors acting in the particular matter, or all of the members of the executive committee, as the case may be, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act.

                  (c) The Plan Administrator (either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan) shall have full power and authority (subject to the provisions of the
Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option.

III.     ELIGIBILITY FOR OPTION GRANTS

         The persons eligible to receive option grants under the Plan are as follows:

                 (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Company (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Company (or its parent or subsidiary corporations);

                 (ii) the non-employee members of the Board or the non-employee members of the board of directors of any parent or subsidiary corporations; and

                 (iii) those consultants or independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations).

         The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of
Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to be outstanding.

IV.      STOCK SUBJECT TO THE PLAN

         The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued over the term of the Plan shall not exceed 250,000 shares. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of this Section IV.

         Should an option expire or terminate for any reason prior to exercise or surrender in full (including options cancelled in accordance with the cancellation-regrant provisions of Section VIII of the


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Plan), the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under the Plan. Shares subject to any option or portion thereof surrendered in accordance with
Section IX of the Plan and shares repurchased by the Company pursuant to its repurchase rights under the Plan shall be available for subsequent option grants under the Plan.

         In the event any change is made to the Common Stock issuable under the Plan by reason of (i) any Corporate Transaction (as defined in Section VII) or
(ii) any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then unless such change results in the termination of all outstanding options under the Plan as a result of the Corporate Transaction, appropriate adjustments shall be made to (I) the aggregate class and/or number of shares issuable under the Plan and (II) the class and/or number of shares and price per share of the Common Stock subject to each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

V.       TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not employees of the Company or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VI.


              1.   OPTION PRICE.


                   A. THE OPTION PRICE PER SHARE SHALL BE FIXED BY THE PLAN ADMINISTRATOR IN ITS SOLE DISCRETION.


                   B. IF ANY INDIVIDUAL TO WHOM AN OPTION IS TO BE GRANTED PURSUANT TO THE PROVISIONS OF THE PLAN IS ON THE DATE OF GRANT THE OWNER OF STOCK (AS DETERMINED UNDER SECTION 424(d) OF THE INTERNAL REVENUE CODE) POSSESSING 10% OR MORE OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF STOCK OF THE COMPANY OR ANY ONE OF ITS PARENT OR SUBSIDIARY CORPORATIONS (SUCH PERSON TO BE HEREIN REFERRED TO AS A 10% SHAREHOLDER), THEN THE OPTION PRICE PER SHARE SHALL NOT BE LESS THAN ONE HUNDRED AND TEN PERCENT (110%) OF THE FAIR MARKET VALUE OF ONE SHARE OF COMMON STOCK ON THE DATE OF GRANT.


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                   C.   THE OPTION PRICE SHALL BECOME IMMEDIATELY DUE UPON
              EXERCISE OF THE OPTION AND SHALL, SUBJECT TO THE PROVISIONS OF
              SECTION X AND THE INSTRUMENT EVIDENCING THE GRANT, BE PAYABLE IN ONE OF THE ALTERNATIVE FORMS SPECIFIED BELOW:


                      (i)    FULL PAYMENT IN CASH OR CASH EQUIVALENTS; OR


                      (ii) FULL PAYMENT IN SHARES OF COMMON STOCK HELD BY THE OPTIONEE FOR THE REQUISITE PERIOD NECESSARY TO AVOID A CHARGE TO THE COMPANY'S EARNINGS FOR FINANCIAL REPORTING PURPOSES AND VALUED AT FAIR MARKET VALUE ON THE EXERCISE DATE (AS SUCH TERM IS DEFINED BELOW); OR


                      (iii) PAYMENT THROUGH A COMBINATION OF SHARES OF COMMON STOCK HELD BY THE OPTIONEE FOR THE REQUISITE PERIOD NECESSARY TO AVOID A CHARGE TO THE COMPANY'S EARNINGS FOR FINANCIAL REPORTING PURPOSES AND VALUED AT FAIR MARKET VALUE ON THE EXERCISE DATE AND CASH OR CASH EQUIVALENTS, EQUAL IN THE AGGREGATE TO THE OPTION PRICE.


                      (iv) ANY OTHER FORM WHICH THE PLAN ADMINISTRATOR MAY, IN ITS DISCRETION, APPROVE AT THE TIME OF EXERCISE.

                   For purposes of this subparagraph C, the Exercise Date shall be the first date on which the Company shall have received both written notice of the exercise of the option and payment of the option price for the purchased shares.


                   D. THE FAIR MARKET VALUE OF A SHARE OF COMMON STOCK ON ANY RELEVANT DATE UNDER SUBPARAGRAPH A, B OR C ABOVE (AND FOR ALL OTHER VALUATION PURPOSES UNDER THE PLAN) SHALL BE DETERMINED IN ACCORDANCE WITH THE FOLLOWING PROVISIONS:

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                      (i)   IF THE COMMON STOCK IS NOT AT THE TIME LISTED OR
         ADMITTED TO TRADING ON ANY STOCK EXCHANGE BUT IS TRADED IN THE OVER-THE-COUNTER MARKET, THE FAIR MARKET VALUE SHALL BE THE MEAN BETWEEN THE HIGHEST BID AND LOWEST ASKED PRICES (OR, IF SUCH INFORMATION IS AVAILABLE, THE CLOSING SELLING PRICE) OF ONE SHARE OF COMMON STOCK ON THE DATE IN QUESTION IN THE OVER-THE-COUNTER MARKET, AS SUCH PRICES ARE REPORTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS THROUGH ITS NASDAQ SYSTEM OR ANY SUCCESSOR SYSTEM. IF THERE ARE NO REPORTED BID AND ASKED PRICES (OR CLOSING SELLING PRICE) FOR THE COMMON STOCK ON THE DATE IN QUESTION, THEN THE MEAN BETWEEN THE HIGHEST BID PRICE AND LOWEST ASKED PRICE (OR THE CLOSING SELLING PRICE) ON THE LAST PRECEDING DATE FOR WHICH SUCH QUOTATIONS EXIST SHALL BE DETERMINATIVE OF FAIR MARKET VALUE.


                      (ii) IF THE COMMON STOCK IS AT THE TIME LISTED OR ADMITTED TO TRADING ON ANY STOCK EXCHANGE, THEN THE FAIR MARKET VALUE SHALL BE THE CLOSING SELLING PRICE OF ONE SHARE OF COMMON STOCK ON THE DATE IN QUESTION ON THE STOCK EXCHANGE DETERMINED BY THE PLAN ADMINISTRATOR TO BE THE PRIMARY MARKET FOR THE COMMON STOCK, AS SUCH PRICE IS OFFICIALLY QUOTED IN THE COMPOSITE TAPE OF TRANSACTIONS ON SUCH EXCHANGE. IF THERE IS NO REPORTED SALE OF COMMON STOCK ON SUCH EXCHANGE ON THE DATE IN QUESTION, THEN THE FAIR MARKET VALUE SHALL BE THE CLOSING SELLING PRICE ON THE EXCHANGE ON THE LAST PRECEDING DATE FOR WHICH SUCH QUOTATION EXISTS.


                      (iii) IF THE COMMON STOCK AT THE TIME IS NEITHER LISTED NOR ADMITTED TO TRADING ON ANY STOCK EXCHANGE NOR TRADED IN THE OVER-THE-COUNTER MARKET, THEN THE FAIR MARKET VALUE SHALL BE DETERMINED BY THE PLAN ADMINISTRATOR AFTER TAKING INTO ACCOUNT SUCH FACTORS AS THE PLAN ADMINISTRATOR SHALL DEEM APPROPRIATE, INCLUDING ONE OR MORE INDEPENDENT PROFESSIONAL APPRAISALS.


              2.   TERM AND EXERCISE OF OPTIONS.

         Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided, however, that no such option shall have a maximum term in excess of ten (10) years from the grant date and provided, further, that no such option granted to a 10% Shareholder shall have a maximum term in excess of five
(5) years from the grant date. During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution.

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              3.   EFFECT OF TERMINATION OF EMPLOYMENT.


                        A. SHOULD AN OPTIONEE CEASE TO BE A SERVICE PROVIDER TO THE COMPANY FOR ANY REASON (INCLUDING DEATH OR PERMANENT DISABILITY DEFINED AS A PERMANENT DISABILITY BY REASON OF ANY MEDICALLY DETERMINABLE PHYSICAL OR MENTAL IMPAIRMENT EXPECTED TO RESULT IN DEATH OR TO BE OF CONTINUOUS DURATION OF NOT LESS THAN TWELVE (12) MONTHS SO OPTIONEE IS UNABLE TO PERFORM HIS/HER USUAL DUTIES FOR THE COMPANY) WHILE THE HOLDER OF ONE OR MORE OUTSTANDING OPTIONS UNDER THE PLAN, THEN SUCH OPTION OR OPTIONS SHALL NOT (EXCEPT TO THE EXTENT OTHERWISE PROVIDED PURSUANT TO
              SECTION XI BELOW) REMAIN EXERCISABLE FOR MORE THAN A TWELVE (12) MONTH PERIOD (OR SUCH SHORTER PERIOD DETERMINED BY THE PLAN ADMINISTRATOR AND SPECIFIED IN THE INSTRUMENT EVIDENCING THE GRANT) FOLLOWING THE DATE OF SUCH CESSATION OF SERVICE PROVIDER STATUS; PROVIDED, HOWEVER, THAT UNDER NO CIRCUMSTANCES SHALL SUCH OPTIONS BE EXERCISABLE AFTER THE SPECIFIED EXPIRATION DATE OF THE OPTION TERM. EACH SUCH OPTION SHALL, DURING SUCH TWELVE (12) MONTH OR SHORTER PERIOD, BE EXERCISABLE ONLY TO THE EXTENT OF THE NUMBER OF SHARES (IF ANY) FOR WHICH THE OPTION IS EXERCISABLE ON THE DATE OF SUCH CESSATION OF SERVICE PROVIDER STATUS. UPON THE EXPIRATION OF SUCH TWELVE (12) MONTH OR SHORTER PERIOD OR (IF EARLIER) UPON THE EXPIRATION OF THE OPTION TERM, THE OPTION SHALL TERMINATE AND CEASE TO BE EXERCISABLE.


                        B. ANY OPTION GRANTED TO AN OPTIONEE UNDER THE PLAN AND EXERCISABLE IN WHOLE OR IN PART ON THE DATE OF THE OPTIONEE'S DEATH MAY BE SUBSEQUENTLY EXERCISED, BUT ONLY TO THE EXTENT OF THE NUMBER OF SHARES (IF ANY) FOR WHICH THE OPTION IS EXERCISABLE ON THE DATE OF THE OPTIONEE'S DEATH, BY THE PERSONAL REPRESENTATIVE OF THE OPTIONEE'S ESTATE OR BY THE PERSON OR PERSONS TO WHOM THE OPTION IS TRANSFERRED PURSUANT TO THE OPTIONEE'S WILL OR IN ACCORDANCE WITH THE LAWS OF DESCENT AND DISTRIBUTION, PROVIDED AND ONLY IF SUCH EXERCISE OCCURS PRIOR TO THE EARLIER OF (I) THE FIRST ANNIVERSARY OF THE DATE OF THE OPTIONEE'S CESSATION OF SERVICE PROVIDER STATUS OR (II) THE SPECIFIED EXPIRATION DATE OF THE OPTION TERM. UPON THE OCCURRENCE OF THE EARLIER EVENT, THE OPTION SHALL TERMINATE AND CEASE TO BE EXERCISABLE.


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                        C.   IF (i) THE OPTIONEE'S STATUS AS A SERVICE PROVIDER
              IS TERMINATED FOR WILLFUL MISCONDUCT, THEFT, FRAUD, EMBEZZLEMENT OR ANY UNAUTHORIZED DISCLOSURE OR USE OF CONFIDENTIAL INFORMATION OR TRADE SECRETS OR (ii) THE OPTIONEE MAKES OR ATTEMPTS TO MAKE ANY UNAUTHORIZED USE OR DISCLOSURE OF CONFIDENTIAL INFORMATION OR TRADE SECRETS OF THE COMPANY OR ITS PARENT OR SUBSIDIARY CORPORATION, THEN IN ANY SUCH EVENT ALL OUTSTANDING UNVESTED AND VESTED OPTIONS GRANTED TO THE OPTIONEE UNDER THE PLAN SHALL TERMINATE AND CEASE TO BE EXERCISABLE IMMEDIATELY UPON SUCH TERMINATION OF SERVICE PROVIDER STATUS OR UPON SUCH ATTEMPT TO MAKE ANY UNAUTHORIZED USE OR DISCLOSURE OF CONFIDENTIAL INFORMATION OR TRADE SECRETS.


                        D. NOTWITHSTANDING SUBPARAGRAPHS A AND B ABOVE, THE PLAN ADMINISTRATOR SHALL HAVE COMPLETE DISCRETION, EXERCISABLE EITHER AT THE TIME THE OPTION IS GRANTED OR AT THE TIME THE OPTIONEE CEASES SERVICE PROVIDER STATUS, TO ESTABLISH AS A PROVISION APPLICABLE TO THE EXERCISE OF ONE OR MORE OPTIONS GRANTED UNDER THE PLAN THAT DURING THE LIMITED PERIOD OF EXERCISABILITY FOLLOWING THE CESSATION OF SERVICE PROVIDER STATUS AS PROVIDED IN SECTION V.3.A ABOVE OR PURSUANT TO THE INSTRUMENT EVIDENCING THE GRANT, THE OPTION MAY BE EXERCISED NOT ONLY WITH RESPECT TO THE NUMBER OF SHARES FOR WHICH IT IS EXERCISABLE AT THE TIME OF THE OPTIONEE'S CESSATION OF SERVICE PROVIDER STATUS BUT ALSO WITH RESPECT TO ONE OR MORE SUBSEQUENT INSTALLMENTS OF PURCHASABLE SHARES FOR WHICH THE OPTION WOULD OTHERWISE HAVE BECOME EXERCISABLE HAD SUCH CESSATION OF SERVICE PROVIDER STATUS NOT OCCURRED.


                        E.   FOR PURPOSES OF THE FOREGOING PROVISIONS OF THIS
              SECTION V.3 (AND ALL OTHER PROVISIONS OF THE PLAN), UNLESS IT IS EVIDENCED OTHERWISE IN THE SPECIFIC OPTION AGREEMENT EVIDENCING THE OPTION GRANT AND/OR THE PURCHASE AGREEMENT EVIDENCING THE PURCHASED OPTIONED SHARES, THE OPTIONEE SHALL BE DEEMED TO BE A SERVICE PROVIDER TO THE COMPANY FOR SO LONG AS SUCH INDIVIDUAL RENDERS SERVICES ON A PERIODIC BASIS TO THE COMPANY OR ANY PARENT OR SUBSIDIARY CORPORATION IN THE CAPACITY OF AN EMPLOYEE, A NONEMPLOYEE MEMBER OF THE BOARD OF DIRECTORS OR AN INDEPENDENT CONSULTANT OR ADVISOR. THE OPTIONEE SHALL BE CONSIDERED TO BE AN EMPLOYEE FOR SO LONG AS SUCH INDIVIDUAL REMAINS IN THE EMPLOY OF THE COMPANY OR ONE OR MORE OF ITS PARENT OR SUBSIDIARY CORPORATIONS.


              4.   SHAREHOLDER RIGHTS.

              An optionee shall have none of the rights of a shareholder with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price.


              5.   REPURCHASE RIGHTS.


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                        A.   THE PLAN ADMINISTRATOR MAY IN ITS DISCRETION
              DETERMINE THAT IT SHALL BE A TERM AND CONDITION OF ONE OR MORE OPTIONS EXERCISED UNDER THE PLAN THAT THE COMPANY (OR ITS ASSIGNEES) SHALL HAVE THE RIGHT, EXERCISABLE UPON THE OPTIONEE'S CESSATION OF SERVICE PROVIDER STATUS WITH THE COMPANY AND ALL PARENT AND SUBSIDIARY CORPORATIONS AND/OR CHANGE IN SERVICE PROVIDER'S MARITAL STATUS, TO REPURCHASE ALL OR (AT THE DISCRETION OF THE COMPANY AND WITH THE CONSENT OF THE OPTIONEE) ANY PORTION OF THE SHARES OF COMMON STOCK PREVIOUSLY ACQUIRED BY THE OPTIONEE UPON THE EXERCISE OF SUCH OPTION UPON THE TERMS SET FORTH IN THE INSTRUMENT EVIDENCING SUCH RIGHT. ANY SUCH REPURCHASE RIGHT SHALL BE EXERCISABLE BY THE COMPANY (OR ITS ASSIGNEES) UPON SUCH TERMS AND CONDITIONS (INCLUDING THE ESTABLISHMENT OF THE APPROPRIATE VESTING SCHEDULE AND OTHER PROVISION FOR THE EXPIRATION OF SUCH RIGHT IN ONE OR MORE INSTALLMENTS OVER THE OPTIONEE'S PERIOD OF SERVICE PROVIDER STATUS) AS THE PLAN ADMINISTRATOR MAY SPECIFY IN THE INSTRUMENT EVIDENCING SUCH RIGHT.


                        B. THE PLAN ADMINISTRATOR MAY ASSIGN THE COMPANY'S REPURCHASE RIGHTS UNDER SUBPARAGRAPH A. ABOVE TO ANY PERSON OR ENTITY SELECTED BY THE PLAN ADMINISTRATOR, INCLUDING ONE OR MORE SHAREHOLDERS OF THE COMPANY. IF THE SELECTED ASSIGNEE IS OTHER THAN A PARENT OR SUBSIDIARY CORPORATION OF THE COMPANY, THEN THE ASSIGNEE MUST MAKE A CASH PAYMENT TO THE COMPANY, UPON THE ASSIGNMENT OF THE REPURCHASE RIGHTS, IN AN AMOUNT EQUAL TO THE EXCESS (IF ANY) OF THE FAIR MARKET VALUE OF THE UNVESTED SHARES AT THE TIME SUBJECT TO THE REPURCHASE RIGHTS AND THE AGGREGATE REPURCHASE PRICE PAYABLE FOR SUCH UNVESTED SHARES THEREUNDER.


                        C. ALL OF THE COMPANY'S OUTSTANDING REPURCHASE RIGHTS SHALL AUTOMATICALLY TERMINATE, AND ALL PURCHASED SHARES UNDER THE PLAN SHALL IMMEDIATELY VEST IN FULL, UPON THE OCCURRENCE OF ANY CORPORATE TRANSACTION UNDER SECTION VII; PROVIDED, HOWEVER, THAT NO SUCH TERMINATION OF THE REPURCHASE RIGHTS OR IMMEDIATE VESTING OF THE PURCHASED SHARES SHALL OCCUR IF (AND TO THE EXTENT) (i) THE COMPANY'S OUTSTANDING REPURCHASE RIGHTS ARE TO BE ASSIGNED TO THE SUCCESSOR CORPORATION (OR PARENT THEREOF) IN CONNECTION WITH THE CORPORATE TRANSACTION OR (ii) SUCH TERMINATION OF REPURCHASE RIGHTS AND ACCELERATION OF VESTING ARE PRECLUDED BY OTHER LIMITATIONS IMPOSED BY THE PLAN ADMINISTRATOR AT THE TIME OF THE OPTION GRANT.


                        D. THE PLAN ADMINISTRATOR MAY ALSO IN ITS DISCRETION ESTABLISH AS A TERM AND CONDITION OF ONE OR MORE OPTIONS GRANTED UNDER THE PLAN THAT THE COMPANY SHALL HAVE A RIGHT OF FIRST REFUSAL WITH RESPECT TO ANY PROPOSED SALE OR OTHER DISPOSITION BY THE OPTIONEE (OR ANY SUCCESSOR IN INTEREST BY REASON OF PURCHASE, GIFT OR OTHER MODE OF TRANSFER) OF ANY SHARES OF COMMON STOCK ISSUED UPON THE EXERCISE OF SUCH OPTIONS. ANY SUCH RIGHT OF FIRST REFUSAL SHALL BE EXERCISABLE BY THE COMPANY (OR ITS ASSIGNEES) IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE INSTRUMENT EVIDENCING SUCH RIGHT.


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VI.      INCENTIVE OPTIONS

         The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to the terms and conditions of this Section VI.


                        A. OPTION PRICE. THE OPTION PRICE PER SHARE OF THE COMMON STOCK SUBJECT TO AN INCENTIVE OPTION SHALL IN NO EVENT BE LESS THAN ONE HUNDRED PERCENT (100%) OF THE FAIR MARKET VALUE OF A SHARE OF COMMON STOCK ON THE DATE OF GRANT.


                        B. DOLLAR LIMITATION. THE AGGREGATE FAIR MARKET VALUE (DETERMINED AS OF THE RESPECTIVE DATE OR DATES OF GRANT) OF THE COMMON STOCK FOR WHICH ONE OR MORE OPTIONS GRANTED TO ANY EMPLOYEE UNDER THIS PLAN (OR ANY OTHER OPTION PLAN OF THE COMPANY OR ITS PARENT OR SUBSIDIARY CORPORATIONS) MAY FOR THE FIRST TIME BECOME EXERCISABLE AS INCENTIVE STOCK OPTIONS UNDER THE FEDERAL TAX LAWS DURING ANY ONE CALENDAR YEAR SHALL NOT EXCEED THE SUM OF ONE HUNDRED THOUSAND DOLLARS ($100,000). TO THE EXTENT THE EMPLOYEE HOLDS TWO OR MORE SUCH OPTIONS WHICH BECOME EXERCISABLE FOR THE FIRST TIME IN THE SAME CALENDAR YEAR, THE FOREGOING LIMITATION ON THE EXERCISABILITY THEREOF AS INCENTIVE STOCK OPTIONS UNDER THE FEDERAL TAX LAWS SHALL BE APPLIED ON THE BASIS OF THE ORDER IN WHICH SUCH OPTIONS ARE GRANTED.


                        C.   EFFECT OF TERMINATION OF EMPLOYMENT.
              NOTWITHSTANDING THE ABILITY OF THE PLAN ADMINISTRATOR TO SET THE PERIOD OF TIME FOR WHICH THE OPTIONS GRANTED HEREUNDER ARE EXERCISABLE FOLLOWING TERMINATION OF SERVICE PROVIDER STATUS, FOR INCENTIVE STOCK OPTIONS, IN NO EVENT SHALL SUCH PERIOD BE LESS
              THAN: (i) ONE (1) YEAR IN THE EVENT THAT THE CESSATION OF SERVICE PROVIDER STATUS IS DUE TO DEATH OR DISABILITY OF OPTIONEE AND (ii) THREE (3) MONTHS IN THE EVENT THAT THE CESSATION OF SERVICE PROVIDER STATUS IS DUE TO ANY OTHER REASON, EXCEPT THAT THE FOREGOING SHALL NOT APPLY WITH RESPECT TO CESSATION OF SERVICE PROVIDER STATUS DUE TO AN EVENT DESCRIBED IN SUBPARAGRAPH V.3.C ABOVE.

         Except as modified by the preceding provisions of this Section VI, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

VII.     CORPORATE TRANSACTIONS


                        A. IN THE EVENT OF ANY OF THE FOLLOWING TRANSACTIONS (a "CORPORATE TRANSACTION"):

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                           (i)    A MERGER OR CONSOLIDATION IN WHICH THE COMPANY
         IS NOT THE SURVIVING ENTITY, EXCEPT FOR A TRANSACTION THE PRINCIPAL PURPOSE OF WHICH IS TO CHANGE THE STATE IN WHICH THE COMPANY IS INCORPORATED,


                           (ii) THE SALE, TRANSFER OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY, OR


                           (iii) ANY OTHER CORPORATE REORGANIZATION OR BUSINESS COMBINATION IN WHICH FIFTY PERCENT (50%) OR MORE OF THE COMPANY'S OUTSTANDING VOTING STOCK IS TRANSFERRED TO DIFFERENT HOLDERS IN A SINGLE TRANSACTION OF THE COMPANY OR A SERIES OF RELATED TRANSACTIONS.

then each option outstanding under the Plan shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless assumed by the successor corporation or parent thereof.


                        B. IN THE EVENT OF A CORPORATE TRANSACTION DESCRIBED IN SUBSECTION A, EACH OUTSTANDING OPTION WHICH IS NOT TO BE ASSUMED BY THE SUCCESSOR CORPORATION OR PARENT THEREOF (OR TO BE REPLACED WITH A COMPARABLE OPTION TO PURCHASE SHARES OF THE CAPITAL STOCK OF SUCH SUCCESSOR CORPORATION OR PARENT) SHALL BE AUTOMATICALLY ACCELERATED SO THAT EACH SUCH OPTION SHALL, IMMEDIATELY PRIOR TO THE SPECIFIED EFFECTIVE DATE FOR SUCH CORPORATE TRANSACTION, BECOME FULLY EXERCISABLE WITH RESPECT TO THE TOTAL NUMBER OF SHARES OF COMMON STOCK PURCHASABLE UNDER SUCH OPTION AND MAY BE EXERCISED FOR ALL OR ANY PORTION OF SUCH SHARES. HOWEVER, NO UNASSUMED OPTION SHALL BE SO ACCELERATED IF AND TO THE EXTENT SUCH ACCELERATION IS SUBJECT TO OTHER APPLICABLE LIMITATIONS IMPOSED BY THE PLAN ADMINISTRATOR IN THE RELEVANT OPTION AGREEMENT.


                        C. IN CONNECTION WITH ANY SUCH CORPORATE TRANSACTION, THE EXERCISABILITY AS AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS OF ANY ACCELERATED OPTIONS UNDER THE PLAN SHALL REMAIN SUBJECT TO THE APPLICABLE DOLLAR LIMITATION OF SECTION VI.B.


                        D. THE GRANT OF OPTIONS UNDER THIS PLAN SHALL IN NO WAY AFFECT THE RIGHT OF THE COMPANY TO ADJUST, RECLASSIFY, REORGANIZE OR OTHERWISE CHANGE ITS CAPITAL OR BUSINESS STRUCTURE OR TO MERGE, CONSOLIDATE, DISSOLVE, LIQUIDATE OR SELL OR TRANSFER ALL OR ANY PART OF ITS BUSINESS OR ASSETS.

VIII.    CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share determined by the Plan Administrator (but not less than one hundred percent (100%) of fair market value in the case of an Incentive Option or, in the case of a 10% Shareholder, not less than one hundred and ten percent (110%) of fair market value) on the new grant date.

IX.      SURRENDER OF OPTIONS FOR CASH OR STOCK


                     A. PROVIDED AND ONLY IF THE PLAN ADMINISTRATOR DETERMINES
              IN ITS DISCRETION TO IMPLEMENT THE STOCK APPRECIATION RIGHT PROVISIONS OF THIS SECTION IX, ONE OR MORE OPTIONEES MAY BE GRANTED THE RIGHT, EXERCISABLE UPON SUCH TERMS AND CONDITIONS AS THE PLAN ADMINISTRATOR MAY ESTABLISH, TO SURRENDER ALL OR PART OF AN UNEXERCISED OPTION UNDER THE PLAN IN EXCHANGE FOR A DISTRIBUTION FROM THE COMPANY EQUAL IN AMOUNT TO THE EXCESS OF (i) THE FAIR MARKET VALUE (AT DATE OF SURRENDER) OF THE NUMBER OF SHARES IN WHICH THE OPTIONEE IS AT THE TIME VESTED UNDER THE SURRENDERED OPTION (OR SURRENDERED PORTION THEREOF) OVER (ii) THE AGGREGATE OPTION PRICE PAYABLE FOR SUCH VESTED SHARES.


                     B. NO SURRENDER OF AN OPTION SHALL BE EFFECTIVE HEREUNDER
              UNLESS IT IS APPROVED BY THE PLAN ADMINISTRATOR. IF THE SURRENDER IS SO APPROVED, THEN THE DISTRIBUTION TO WHICH THE OPTIONEE SHALL ACCORDINGLY BECOME ENTITLED UNDER THIS SECTION IX MAY BE MADE IN SHARES OF COMMON STOCK VALUED AT FAIR MARKET VALUE AT DATE OF SURRENDER, IN CASH, OR PARTLY IN SHARES AND PARTLY IN CASH, AS THE PLAN ADMINISTRATOR SHALL IN ITS SOLE DISCRETION DEEM APPROPRIATE.


                     C. IF THE SURRENDER OF AN OPTION IS REJECTED BY THE PLAN
              ADMINISTRATOR, THEN THE OPTIONEE SHALL RETAIN WHATEVER RIGHTS THE OPTIONEE HAD UNDER THE SURRENDERED OPTION (OR SURRENDERED PORTION THEREOF) ON THE DATE OF SURRENDER AND MAY EXERCISE SUCH RIGHTS AT ANY TIME PRIOR TO THE LATER OF (i) FIVE (5) BUSINESS DAYS AFTER THE RECEIPT OF THE REJECTION NOTICE OR (ii) THE LAST DAY ON WHICH THE OPTION IS OTHERWISE EXERCISABLE IN ACCORDANCE WITH THE TERMS OF THE INSTRUMENT EVIDENCING SUCH OPTION, BUT IN NO EVENT MAY SUCH RIGHTS BE EXERCISED AT ANY TIME AFTER TEN (10) YEARS (OR FIVE (5) YEARS IN THE CASE OF A 10% SHAREHOLDER) AFTER THE DATE OF THE OPTION GRANT.


                     D. THE FOLLOWING SPECIAL PROVISIONS SHALL BE APPLICABLE TO
              ANY INCENTIVE OPTION WHICH IS SURRENDERED PURSUANT TO THE PROVISIONS OF THIS SECTION IX:

                        (i) THE RIGHT TO SURRENDER THE INCENTIVE OPTION MAY ONLY BE TRANSFERRED OR ASSIGNED IN CONNECTION WITH A TRANSFER OR ASSIGNMENT OF THE INCENTIVE OPTION IN COMPLIANCE WITH THE LIMITATIONS OF SECTION V.2.


                        (ii) THE INCENTIVE OPTION MAY ONLY BE SURRENDERED WHEN THERE IS A POSITIVE SPREAD BETWEEN THE FAIR MARKET VALUE OF THE SHARES SUBJECT TO THE SURRENDERED OPTION AND THE AGGREGATE OPTION PRICE PAYABLE FOR SUCH SHARES.


                        (iii) THE INCENTIVE OPTION MAY NOT BE SURRENDERED AT ANY TIME AFTER THE EXPIRATION OR SOONER TERMINATION OF THE OPTION TERM.

X.       BONUS LOANS OR GUARANTEE OF LOANS

         The Plan Administrator may assist any optionee (including any officer or director) in the exercise of one or more options under the Plan by (a) authorizing the extension of a loan to such optionee from the Company and/or the payment of a bonus by the Company to optionee holding other than an Incentive Option in an amount calculated to assist optionee in paying optionee's federal and state tax obligations upon exercise of one or more options, (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans, installment payments and guarantees may be granted without security or collateral (other than to optionees who are consultants or independent contractors, in which event the loan must be adequately secured by collateral other than the purchased shares), but the maximum credit available to the optionee shall not exceed the limit imposed by applicable law.

XI.      EXTENSION OF EXERCISE PERIOD

         The Plan Administrator shall have full power and authority to extend the period of time for which the option is to remain exercisable following the optionee's termination of Service Provider status from the twelve (12) month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

XII.     AMENDMENT OF THE PLAN

         The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the holders, adversely affect the rights and obligations with respect to options at the time outstanding under the Plan; and provided, further that the Board shall not, without the approval of the Company's shareholders, (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section IV, (ii) materially modify the eligibility requirements for the grant of options under the Plan or (iii) otherwise materially increase the benefits accruing to participants under the Plan.

XIII.    EFFECTIVE DATE AND TERM OF PLAN


                     A. THE PLAN SHALL BECOME EFFECTIVE WHEN ADOPTED BY THE
              BOARD, BUT NO OPTION GRANTED UNDER THE PLAN SHALL BECOME EXERCISABLE UNLESS AND UNTIL THE PLAN SHALL HAVE BEEN APPROVED BY THE COMPANY'S SHAREHOLDERS. IF SUCH SHAREHOLDER APPROVAL IS NOT OBTAINED WITHIN TWELVE (12) MONTHS AFTER THE DATE OF THE BOARD'S ADOPTION OF THE PLAN, THEN ALL OPTIONS PREVIOUSLY GRANTED UNDER THE PLAN SHALL TERMINATE AND NO FURTHER OPTIONS SHALL BE GRANTED. SUBJECT TO SUCH LIMITATION, THE PLAN ADMINISTRATOR MAY GRANT OPTIONS UNDER THE PLAN AT ANY TIME AFTER THE EFFECTIVE DATE AND BEFORE THE DATE FIXED HEREIN FOR TERMINATION OF THE PLAN.


                     B. UNLESS SOONER TERMINATED IN ACCORDANCE WITH SECTION VII,
              THE PLAN SHALL TERMINATE UPON THE EARLIER OF (i) THE EXPIRATION OF THE TEN (10) YEAR PERIOD MEASURED FROM THE DATE OF THE BOARD'S ADOPTION OF THE PLAN OR (ii) THE DATE ON WHICH ALL SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN SHALL HAVE BEEN ISSUED PURSUANT TO THE EXERCISE OR SURRENDER OF OPTIONS GRANTED HEREUNDER. IF THE DATE OF TERMINATION IS DETERMINED UNDER CLAUSE
              (i) ABOVE, THEN OPTIONS OUTSTANDING ON SUCH DATE SHALL THEREAFTER CONTINUE TO HAVE FORCE AND EFFECT IN ACCORDANCE WITH THE PROVISIONS OF THE INSTRUMENTS EVIDENCING SUCH OPTIONS.


                     C. OPTIONS MAY BE GRANTED UNDER THIS PLAN TO PURCHASE
              SHARES OF COMMON STOCK IN EXCESS OF THE NUMBER OF SHARES THEN AVAILABLE FOR ISSUANCE UNDER THE PLAN, PROVIDED (i) AN AMENDMENT TO INCREASE THE MAXIMUM NUMBER OF SHARES ISSUABLE UNDER THE PLAN IS ADOPTED BY THE BOARD PRIOR TO THE INITIAL GRANT OF ANY SUCH OPTION AND WITHIN ONE YEAR THEREAFTER SUCH AMENDMENT IS APPROVED BY THE COMPANY'S SHAREHOLDERS AND (ii) EACH OPTION GRANTED IS NOT TO BECOME EXERCISABLE, IN WHOLE OR IN PART, AT ANY TIME PRIOR TO THE OBTAINING OF SUCH SHAREHOLDER APPROVAL.

XIV.     USE OF PROCEEDS

         Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

XV.      REGULATORY APPROVALS

         The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

                              RISK DATA CORPORATION
                             STOCK OPTION AGREEMENT
                                 (Non-Qualified)


         AGREEMENT made as of the ___ day of _________, 19__ by and between Risk Data Corporation, a California corporation (hereinafter called "Company"), and _______________ (hereinafter called "Optionee").

                                   WITNESSETH:

                                    RECITALS


                     A. THE BOARD OF DIRECTORS OF THE COMPANY HAS ADOPTED THE
              COMPANY'S 1992 STOCK OPTION PLAN (THE "PLAN"), A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT "A", FOR THE PURPOSES OF ATTRACTING AND RETAINING THE SERVICES OF KEY EMPLOYEES (INCLUDING OFFICERS AND DIRECTORS) AND OTHER PERSONS WHO CONTRIBUTE TO THE FINANCIAL SUCCESS OF THE COMPANY OR ITS PARENT OR SUBSIDIARY CORPORATIONS.


                     B. OPTIONEE IS AN INDIVIDUAL WHO IS TO RENDER VALUABLE
              SERVICES AS A KEY EMPLOYEE, NON-EMPLOYEE MEMBER OF THE COMPANY'S BOARD OF DIRECTORS, CONSULTANT AND/OR INDEPENDENT CONTRACTOR OF THE COMPANY.


                     C. THE GRANTED OPTION IS INTENDED TO BE A NON-QUALIFIED
              STOCK OPTION WHICH DOES NOT SATISFY THE REQUIREMENTS OF SECTION 422 OF THE INTERNAL REVENUE CODE.

         NOW, THEREFORE, it is hereby agreed as follows:

                  1. GRANT OF OPTION. SUBJECT TO AND UPON THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT AND IN THE PLAN (A COPY OF WHICH HAS BEEN DELIVERED TO OPTIONEE), THERE IS HEREBY GRANTED TO OPTIONEE, AS OF THE DATE OF THIS AGREEMENT (THE "GRANT DATE"), A STOCK OPTION TO PURCHASE UP TO ___________ SHARES OF THE COMPANY'S COMMON STOCK (THE "OPTIONED SHARES") FROM TIME TO TIME DURING THE OPTION TERM AT THE OPTION PRICE OF $___ PER SHARE (THE "OPTION PRICE").

              2.   OPTION TERM. THIS OPTION SHALL HAVE A MAXIMUM TERM OF TEN
         (10) YEARS MEASURED FROM THE GRANT DATE AND SHALL ACCORDINGLY EXPIRE AT THE CLOSE OF BUSINESS ON _________________, ____ (THE "EXPIRATION DATE"), UNLESS SOONER TERMINATED IN ACCORDANCE HEREWITH.


              3. OPTION NONTRANSFERABLE; EXCEPTION. THIS OPTION SHALL BE NEITHER TRANSFERABLE NOR ASSIGNABLE BY OPTIONEE OTHER THAN BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION AND MAY BE EXERCISED, DURING OPTIONEE'S LIFETIME, ONLY BY OPTIONEE.


              4. DATES OF EXERCISE. THIS OPTION MAY NOT BE EXERCISED IN WHOLE OR IN PART AT ANY TIME PRIOR TO THE TIME THE PLAN IS APPROVED BY THE COMPANY'S SHAREHOLDERS IN ACCORDANCE WITH PARAGRAPH 20. PROVIDED SUCH SHAREHOLDER APPROVAL IS OBTAINED, OPTIONEE MAY, WITHIN THE SPECIFIED TERM OF THIS OPTION AND PURSUANT TO THE PROVISIONS OF THIS AGREEMENT, PURCHASE THE OPTIONED SHARES IN ACCORDANCE WITH THE FOLLOWING SCHEDULE:


                        (i) TWELVE FORTY-EIGHTHS (12/48) OR TWENTY-FIVE PERCENT (25%) OF THE OPTIONED SHARES AT ANY TIME AFTER THE EXPIRATION OF TWELVE (12) MONTHS MEASURED FROM THE COMMENCEMENT DATE;


                        (ii) AN ADDITIONAL ONE FORTY-EIGHTH (1/48) OF THE OPTIONED SHARES AFTER THE EXPIRATION OF EACH CALENDAR MONTH FOLLOWING THE INITIAL TWELVE (12) MONTHS (________ SHARES AFTER THE EXPIRATION OF EACH SUCH CALENDAR MONTH, AS ADJUSTED PURSUANT TO SECTION 6 HEREOF);


                        (iii) ACCORDINGLY, OPTIONEE SHALL HAVE A FULLY VESTED INTEREST IN ALL THE OPTIONED SHARES AFTER FORTY-EIGHT (48) CALENDAR MONTHS MEASURED FROM THE COMMENCEMENT DATE; AND


                        (iv)   "COMMENCEMENT DATE" SHALL MEAN ________, 19__.


              5. ACCELERATED TERMINATION OF OPTION TERM. THE OPTION TERM SPECIFIED IN PARAGRAPH 2 SHALL TERMINATE (AND THIS OPTION SHALL CEASE TO BE EXERCISABLE) PRIOR TO THE EXPIRATION DATE SHOULD ONE OF THE FOLLOWING PROVISIONS BECOME APPLICABLE:

                        (i)    EXCEPT AS OTHERWISE PROVIDED IN SUBPARAGRAPHS
                  (ii), (iii) OR (iv) BELOW, SHOULD OPTIONEE CEASE TO BE A SERVICE PROVIDER TO THE COMPANY ("SERVICE PROVIDER") AT ANY TIME DURING THE OPTION TERM, THEN THE OPTIONEE SHALL HAVE UP TO A THIRTY (30) DAY PERIOD COMMENCING WITH THE DATE OF SUCH CESSATION OF SERVICE PROVIDER STATUS, IN WHICH TO EXERCISE THIS OPTION FOR ANY OR ALL OF THE OPTIONED SHARES FOR WHICH THIS OPTION IS AT THE TIME OF SUCH CESSATION EXERCISABLE, BUT IN NO EVENT SHALL THIS OPTION BE EXERCISABLE AT ANY TIME AFTER THE EXPIRATION DATE. UPON THE EXPIRATION OF SUCH THIRTY (30) DAY PERIOD OR (IF EARLIER) UPON THE EXPIRATION DATE, THIS OPTION SHALL TERMINATE AND CEASE TO BE OUTSTANDING.


                        (ii) SHOULD OPTIONEE DIE WHILE THIS OPTION IS OUTSTANDING, THEN THE EXECUTORS OR ADMINISTRATORS OF OPTIONEE'S ESTATE OR OPTIONEE'S HEIRS OR LEGATEES (AS THE CASE MAY BE) SHALL HAVE THE RIGHT TO EXERCISE THIS OPTION FOR THE NUMBER OF OPTIONED SHARES (IF ANY) FOR WHICH THE OPTION IS EXERCISABLE ON THE DATE OF THE OPTIONEE'S DEATH. SUCH RIGHT SHALL LAPSE AND THIS OPTION SHALL CEASE TO BE EXERCISABLE UPON THE EARLIER OF (i) THE FIRST ANNIVERSARY OF THE DATE OF THE OPTIONEE'S DEATH OR (ii) THE EXPIRATION DATE.


                        (iii) SHOULD OPTIONEE BECOME PERMANENTLY DISABLED AND CEASE BY REASON THEREOF TO BE A SERVICE PROVIDER OF THE COMPANY AT ANY TIME DURING THE OPTION TERM, THEN THE OPTIONEE SHALL HAVE A PERIOD OF TWELVE (12) MONTHS (COMMENCING WITH THE DATE OF SUCH CESSATION OF SERVICE PROVIDER STATUS) IN WHICH TO EXERCISE THIS OPTION FOR ANY OR ALL OF THE OPTIONED SHARES FOR WHICH THIS OPTION IS EXERCISABLE AT THE TIME OF SUCH CESSATION OF SERVICE PROVIDER STATUS; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL THIS OPTION BE EXERCISED AT ANY TIME AFTER THE EXPIRATION DATE. OPTIONEE SHALL BE DEEMED TO BE PERMANENTLY DISABLED IF OPTIONEE IS, BY REASON OF ANY MEDICALLY DETERMINABLE PHYSICAL OR MENTAL IMPAIRMENT EXPECTED TO RESULT IN DEATH OR TO BE OF CONTINUOUS DURATION OF NOT LESS THAN TWELVE (12) MONTHS, UNABLE TO PERFORM HIS/HER USUAL DUTIES FOR THE COMPANY. UPON THE EXPIRATION OF SUCH LIMITED PERIOD OF EXERCISABILITY OR (IF EARLIER) UPON THE EXPIRATION DATE, THIS OPTION SHALL TERMINATE AND CEASE TO BE OUTSTANDING.

                        (iv) SHOULD THE OPTIONEE'S STATUS AS A SERVICE PROVIDER BE TERMINATED FOR THEFT, FRAUD, EMBEZZLEMENT OR ANY UNAUTHORIZED DISCLOSURE OR USE OF CONFIDENTIAL INFORMATION OR TRADE SECRETS OR SHOULD THE OPTIONEE MAKE OR ATTEMPT TO MAKE ANY UNAUTHORIZED USE OR DISCLOSURE OF THE CONFIDENTIAL INFORMATION OR TRADE SECRETS OF THE COMPANY OR ANY PARENT OR SUBSIDIARY CORPORATION, THEN IN ANY SUCH EVENT ALL OUTSTANDING OPTIONS ISSUED PURSUANT TO THIS AGREEMENT SHALL TERMINATE AND CEASE TO BE EXERCISABLE IMMEDIATELY UPON SUCH TERMINATION OF SERVICE PROVIDER STATUS OR UPON SUCH ATTEMPT TO MAKE ANY UNAUTHORIZED USE OR DISCLOSURE OF CONFIDENTIAL INFORMATION OR TRADE SECRETS.

                 (v) For purposes of this Section 5 and for all other purposes of this Agreement, the Optionee shall be deemed to be a Service Provider to the Company for so long as the Optionee renders periodic services to the Company or one or more of its parent or subsidiary corporations, whether as an employee, non-employee member of the Board of Directors or an independent non-employee consultant.


              6.     ADJUSTMENT IN OPTION SHARES.


                     (a) IN THE EVENT ANY CHANGE IS MADE TO THE COMMON STOCK
              ISSUABLE UPON EXERCISE OF OPTIONED SHARES UNDER THIS AGREEMENT BY REASON OF ANY STOCK SPLIT, STOCK DIVIDEND, COMBINATION OF SHARES, OR OTHER CHANGE AFFECTING THE OUTSTANDING COMMON STOCK AS A CLASS WITHOUT RECEIPT OF CONSIDERATION, THEN APPROPRIATE ADJUSTMENTS WILL BE MADE TO (i) THE TOTAL NUMBER OF OPTIONED SHARES SUBJECT TO THIS OPTION AND (ii) THE OPTION PRICE PAYABLE PER SHARE IN ORDER TO REFLECT SUCH CHANGE AND THEREBY PRECLUDE A DILUTION OR ENLARGEMENT OF BENEFITS HEREUNDER.


                     (b) IF THE COMPANY IS THE SURVIVING ENTITY IN ANY MERGER OR
              OTHER BUSINESS COMBINATION, THEN THIS OPTION, IF OUTSTANDING IMMEDIATELY AFTER SUCH MERGER OR OTHER BUSINESS COMBINATION, SHALL BE APPROPRIATELY ADJUSTED TO APPLY AND PERTAIN TO THE NUMBER AND CLASS OF SECURITIES WHICH WOULD BE ISSUABLE TO THE OPTIONEE IN THE CONSUMMATION OF SUCH MERGER OR BUSINESS COMBINATION IF THE OPTION WERE EXERCISED IMMEDIATELY PRIOR TO SUCH MERGER OR BUSINESS COMBINATION, AND APPROPRIATE ADJUSTMENTS SHALL ALSO BE MADE TO THE OPTION PRICE PAYABLE PER SHARE, PROVIDED THE AGGREGATE OPTION PRICE PAYABLE HEREUNDER SHALL REMAIN THE SAME.


              7.     ACCELERATION.


                     (a) THIS OPTION MAY BE ACCELERATED BY THE COMPANY AS
              PROVIDED IN SECTION VII OF THE PLAN.

                     (b) THIS AGREEMENT SHALL NOT IN ANY WAY AFFECT THE RIGHT OF
              THE COMPANY TO ADJUST, RECLASSIFY, REORGANIZE OR OTHERWISE MAKE CHANGES IN ITS CAPITAL OR BUSINESS STRUCTURE OR TO MERGE, CONSOLIDATE, DISSOLVE, LIQUIDATE OR SELL OR TRANSFER ALL OR ANY PART OF ITS BUSINESS OR ASSETS.


              8. PRIVILEGE OF STOCK OWNERSHIP. THE HOLDER OF THIS OPTION SHALL NOT HAVE ANY OF THE RIGHTS OF A SHAREHOLDER WITH RESPECT TO THE OPTIONED SHARES UNTIL SUCH INDIVIDUAL SHALL HAVE EXERCISED THE OPTION AND PAID THE OPTION PRICE.


              9.     MANNER OF EXERCISING OPTION.


                     (a) IN ORDER TO EXERCISE THIS OPTION WITH RESPECT TO ALL OR ANY PART OF THE OPTIONED SHARES FOR WHICH THIS OPTION IS AT THE TIME EXERCISABLE, OPTIONEE (OR IN THE CASE OF EXERCISE AFTER OPTIONEE'S DEATH, THE OPTIONEE'S EXECUTOR, ADMINISTRATOR, HEIR OR LEGATEE, AS THE CASE MAY BE) MUST TAKE THE FOLLOWING ACTIONS:


                              (i) EXECUTE AND DELIVER TO THE SECRETARY OF THE COMPANY A STOCK PURCHASE AGREEMENT IN SUBSTANTIALLY THE FORM OF EXHIBIT "B" TO THIS AGREEMENT (THE "PURCHASE AGREEMENT");


                              (ii) IN THE EVENT OPTIONEE WILL BENEFICIALLY OWN MORE THAN 10,000 SHARES OF THE COMPANY'S COMMON STOCK AFTER SUCH EXERCISE, OPTIONEE SHALL ENTER INTO A SHAREHOLDERS AGREEMENT WITH THE COMPANY AND CERTAIN OTHER SHAREHOLDERS IN THE FORM ATTACHED HERETO AS EXHIBIT "C".


                              (iii) PAY THE AGGREGATE OPTION PRICE FOR THE PURCHASED SHARES IN ONE OR MORE OF THE FOLLOWING ALTERNATIVE
                   FORMS:


                     (A)   FULL PAYMENT, IN CASH OR CASH EQUIVALENTS; OR

                     (B) FULL PAYMENT IN SHARES OF COMMON STOCK OF THE COMPANY HAVING A FAIR MARKET VALUE ON THE EXERCISE DATE (AS SUCH TERMS ARE DEFINED BELOW) EQUAL TO THE OPTION PRICE; OR


                     (C) FULL PAYMENT IN A COMBINATION OF SHARES OF COMMON STOCK OF THE COMPANY VALUED AT FAIR MARKET VALUE ON THE EXERCISE DATE AND CASH OR CASH EQUIVALENTS, EQUAL IN THE AGGREGATE TO THE OPTION PRICE; OR


                     (D) ANY OTHER FORM WHICH THE PLAN ADMINISTRATOR MAY, IN ITS DISCRETION, APPROVE AT THE TIME OF EXERCISE IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT; AND


                              (iv) FURNISH TO THE COMPANY APPROPRIATE
                   DOCUMENTATION THAT THE PERSON OR PERSONS EXERCISING THE OPTION, IF OTHER THAN OPTIONEE, HAVE THE RIGHT TO EXERCISE THIS OPTION.


                       (b) FOR PURPOSES OF PARAGRAPH 9(a) ABOVE, THE FAIR MARKET VALUE OF A SHARE OF COMMON STOCK SHALL BE DETERMINED IN ACCORDANCE WITH SUBPARAGRAPHS (i) THROUGH (iii) BELOW, AND THE EXERCISE DATE SHALL BE THE FIRST DATE ON WHICH THERE SHALL HAVE BEEN DELIVERED TO THE COMPANY BOTH (i) THE EXECUTED PURCHASE AGREEMENT AND (ii) THE PAYMENT OF THE OPTION PRICE FOR THE PURCHASED SHARES.


                              (i) IF THE COMMON STOCK IS NOT ON THE EXERCISE DATE LISTED OR ADMITTED TO TRADING ON ANY STOCK EXCHANGE, BUT IS TRADED IN THE OVER-THE-COUNTER MARKET, THE FAIR MARKET VALUE SHALL BE THE MEAN BETWEEN THE HIGHEST BID AND LOWEST ASKED PRICES (OR IF SUCH INFORMATION IS AVAILABLE, THE CLOSING SELLING PRICE) OF ONE SHARE OF COMMON STOCK ON THE EXERCISE DATE IN THE OVER-THE-COUNTER MARKET, AS SUCH PRICES ARE REPORTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS THROUGH ITS NASDAQ SYSTEM OR ANY SUCCESSOR SYSTEM. IF THERE ARE NO REPORTED BID AND ASKED PRICES (OR CLOSING SELLING PRICE) FOR THE COMMON STOCK ON THE EXERCISE DATE, THEN THE MEAN BETWEEN THE HIGHEST BID AND LOWEST ASKED PRICES (OR CLOSING SELLING PRICE) ON THE LAST PRECEDING DATE FOR WHICH SUCH QUOTATIONS EXIST SHALL BE DETERMINATIVE OF FAIR MARKET VALUE.

                              (ii) IF THE COMMON STOCK IS ON THE EXERCISE DATE LISTED OR ADMITTED TO TRADING ON ANY STOCK EXCHANGE, THEN THE FAIR MARKET VALUE SHALL BE THE CLOSING SELLING PRICE OF ONE SHARE OF COMMON STOCK ON THE EXERCISE DATE ON THE STOCK EXCHANGE DETERMINED BY THE PLAN ADMINISTRATOR TO BE THE PRIMARY MARKET FOR THE COMMON STOCK, AS SUCH PRICE IS OFFICIALLY QUOTED IN THE COMPOSITE TAPE OF TRANSACTIONS ON SUCH EXCHANGE. IF THERE IS NO REPORTED SALE OF COMMON STOCK ON SUCH EXCHANGE ON THE EXERCISE DATE, THEN THE FAIR MARKET VALUE SHALL BE THE CLOSING SELLING PRICE ON THE EXCHANGE ON THE LAST PRECEDING DATE FOR WHICH SUCH QUOTATION EXISTS.


                              (iii) IF THE COMMON STOCK IS ON THE EXERCISE DATE
                   NEITHER LISTED OR ADMITTED TO TRADING ON ANY STOCK EXCHANGE NOR TRADED IN THE OVER-THE-COUNTER MARKET, THEN THE FAIR MARKET VALUE SHALL BE DETERMINED BY THE PLAN ADMINISTRATOR AFTER TAKING INTO ACCOUNT SUCH FACTORS AS THE PLAN ADMINISTRATOR SHALL DEEM APPROPRIATE, INCLUDING ONE OR MORE INDEPENDENT PROFESSIONAL APPRAISALS.


                        (c) THIS OPTION SHALL BE DEEMED TO HAVE BEEN EXERCISED WITH RESPECT TO THE NUMBER OF OPTIONED SHARES SPECIFIED IN THE PURCHASE AGREEMENT AT SUCH TIME AS THE EXECUTED PURCHASE AGREEMENT FOR SUCH SHARES SHALL HAVE BEEN DELIVERED TO THE COMPANY. PAYMENT OF THE OPTION PRICE SHALL IMMEDIATELY BECOME DUE AND SHALL ACCOMPANY THE PURCHASE AGREEMENT. AS SOON THEREAFTER AS PRACTICAL, THE COMPANY SHALL MAIL OR DELIVER TO OPTIONEE OR TO THE OTHER PERSON OR PERSONS EXERCISING THIS OPTION A CERTIFICATE OR CERTIFICATES REPRESENTING THE SHARES SO PURCHASED AND PAID FOR, WITH THE APPROPRIATE LEGENDS AFFIXED THERETO.


                        (d) IN NO EVENT MAY THIS OPTION BE EXERCISED FOR ANY FRACTIONAL SHARES.


              10. RIGHTS OF FIRST REFUSAL AND MARKET STAND OFF AGREEMENT. THE OPTIONEE HEREBY AGREES THAT ALL OPTIONED SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE SUCH SHARES AND CERTAIN LIMITATIONS ON DISPOSITION AND THE LIKE IN THE EVENT OF AN UNDERWRITTEN PUBLIC OFFERING, IN ACCORDANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT.

              11.       COMPLIANCE WITH LAWS AND REGULATIONS.

                 (a) THE EXERCISE OF THIS OPTION AND THE ISSUANCE OF OPTIONED SHARES UPON SUCH EXERCISE SHALL BE SUBJECT TO COMPLIANCE BY THE COMPANY AND THE OPTIONEE WITH ALL APPLICABLE REQUIREMENTS OF LAW RELATING THERETO AND WITH ALL APPLICABLE REGULATIONS OF ANY STOCK EXCHANGE ON WHICH SHARES OF THE COMPANY'S COMMON STOCK MAY BE LISTED AT THE TIME OF SUCH EXERCISE AND ISSUANCE.


                 (b) IN CONNECTION WITH THE EXERCISE OF THIS OPTION, OPTIONEE SHALL EXECUTE AND DELIVER TO THE COMPANY SUCH REPRESENTATIONS IN WRITING AS MAY BE REQUESTED BY THE COMPANY IN ORDER FOR IT TO COMPLY WITH THE APPLICABLE REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS.


         12. SUCCESSORS AND ASSIGNS. EXCEPT TO THE EXTENT OTHERWISE PROVIDED IN PARAGRAPH 3, THE PROVISIONS OF THIS AGREEMENT SHALL INURE TO THE BENEFIT OF, AND BE BINDING UPON, THE SUCCESSORS, ADMINISTRATORS, HEIRS, LEGAL
REPRESENTATIVES AND ASSIGNS OF OPTIONEE AND THE SUCCESSORS AND ASSIGNS OF THE COMPANY.


         13.     LIABILITY OF COMPANY.


                 (a) IF THE OPTIONED SHARES COVERED BY THIS AGREEMENT EXCEED, AS OF THE GRANT DATE, THE NUMBER OF SHARES OF COMMON STOCK WHICH MAY WITHOUT SHAREHOLDER APPROVAL BE ISSUED UNDER THE PLAN, THEN THIS OPTION SHALL BE VOID WITH RESPECT TO SUCH EXCESS SHARES UNLESS SHAREHOLDER APPROVAL OF AN AMENDMENT SUFFICIENTLY INCREASING THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN IS OBTAINED IN ACCORDANCE WITH THE TERMS OF THE PLAN.


                 (b) THE INABILITY OF THE COMPANY TO OBTAIN APPROVAL FROM ANY REGULATORY BODY HAVING AUTHORITY DEEMED BY THE COMPANY TO BE NECESSARY TO THE LAWFUL ISSUANCE AND SALE OF ANY COMMON STOCK PURSUANT TO THIS OPTION SHALL RELIEVE THE COMPANY OF ANY LIABILITY WITH RESPECT TO THE NON-ISSUANCE OR SALE OF THE COMMON STOCK AS TO WHICH SUCH APPROVAL SHALL NOT HAVE BEEN OBTAINED. THE COMPANY, HOWEVER, SHALL USE ITS BEST EFFORTS TO OBTAIN ALL SUCH APPROVALS.


         14. NO EMPLOYMENT OR SERVICE CONTRACT. EXCEPT TO THE EXTENT THE TERMS OF ANY EMPLOYMENT OR SERVICE CONTRACT BETWEEN THE COMPANY AND THE OPTIONEE MAY EXPRESSLY PROVIDE OTHERWISE, THE COMPANY (OR ANY PARENT OR SUBSIDIARY CORPORATION OF THE COMPANY EMPLOYING OPTIONEE) SHALL BE UNDER NO OBLIGATION TO CONTINUE OPTIONEE'S STATUS AS AN EMPLOYEE OR DIRECTOR FOR ANY PERIOD OF SPECIFIC DURATION AND MAY TERMINATE SUCH STATUS AT ANY TIME, WITH OR WITHOUT CAUSE.

         15. NOTICES. ANY NOTICE REQUIRED TO BE GIVEN OR DELIVERED TO THE COMPANY UNDER THE TERMS OF THIS AGREEMENT SHALL BE IN WRITING AND ADDRESSED TO THE COMPANY IN CARE OF ITS SECRETARY AT ITS CORPORATE OFFICES. ANY NOTICE REQUIRED TO BE GIVEN OR DELIVERED TO OPTIONEE SHALL BE IN WRITING AND ADDRESSED TO OPTIONEE AT THE ADDRESS INDICATED BELOW OPTIONEE'S SIGNATURE LINE ON THIS AGREEMENT. ALL NOTICES SHALL BE DEEMED TO HAVE BEEN GIVEN OR DELIVERED UPON PERSONAL DELIVERY OR UPON DEPOSIT IN THE U.S. MAIL, POSTAGE PREPAID AND PROPERLY ADDRESSED TO THE PARTY TO BE NOTIFIED.


         16. WITHHOLDING. OPTIONEE HEREBY AGREES TO MAKE APPROPRIATE ARRANGEMENTS WITH THE COMPANY OR PARENT OR SUBSIDIARY CORPORATION EMPLOYING OPTIONEE (IF ANY) FOR THE SATISFACTION OF ANY FEDERAL, STATE OR LOCAL INCOME TAX WITHHOLDING REQUIREMENTS AND FEDERAL SOCIAL SECURITY EMPLOYEE TAX REQUIREMENTS APPLICABLE TO THE EXERCISE OF THIS OPTION.


         17. CONSTRUCTION. THIS AGREEMENT AND THE OPTION EVIDENCED HEREBY ARE MADE AND GRANTED PURSUANT TO THE PLAN AND ARE IN ALL RESPECTS LIMITED BY AND SUBJECT TO THE EXPRESS TERMS AND PROVISIONS OF THE PLAN. ALL DECISIONS OF THE PLAN ADMINISTRATOR WITH RESPECT TO ANY QUESTION OR ISSUE ARISING UNDER THE PLAN OR THIS AGREEMENT SHALL BE CONCLUSIVE AND BINDING ON ALL PERSONS HAVING AN INTEREST IN THIS OPTION.


         18. GOVERNING LAW. THE INTERPRETATION, PERFORMANCE, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.


         19. COMPANY POWERS. THIS AGREEMENT SHALL NOT IN ANY WAY AFFECT THE RIGHT OF THE COMPANY TO ADJUST, RECLASSIFY, REORGANIZE OR OTHERWISE MAKE CHANGES IN ITS CAPITAL OR BUSINESS STRUCTURE OR TO MERGE, CONSOLIDATE, DISSOLVE, LIQUIDATE OR SELL OR TRANSFER ALL OR ANY PART OF ITS BUSINESS OR ASSETS.

         20. SHAREHOLDER APPROVAL. THE GRANT OF THIS OPTION IS SUBJECT TO APPROVAL OF THE PLAN BY THE COMPANY'S SHAREHOLDERS WITHIN TWELVE (12) MONTHS AFTER THE ADOPTION OF THE PLAN BY THE BOARD OF DIRECTORS, AND THIS OPTION MAY NOT BE EXERCISED IN WHOLE OR IN PART UNTIL SUCH SHAREHOLDER APPROVAL IS OBTAINED. IN THE EVENT THAT SUCH SHAREHOLDER APPROVAL IS NOT OBTAINED, THEN THIS OPTION SHALL THEREUPON TERMINATE AND THE OPTIONEE SHALL HAVE NO FURTHER RIGHTS TO ACQUIRE ANY OPTIONED SHARES HEREUNDER.


         21. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.





                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, all as of the day and year indicated above.

                                 Company:

                                 RISK DATA CORPORATION, a California corporation



                                 By:____________________________________________

                                 Title:_________________________________________

                                 Address:   Two Venture Plaza,
                                            Suite 400
                                            Irvine, CA 92718-3331


                                 Optionee:



                                 _______________________________________________

                                 Name: ____________________

                                 Address:













                   [SIGNATURE PAGE TO STOCK OPTION AGREEMENT]

                              RISK DATA CORPORATION
                            STOCK PURCHASE AGREEMENT
                              (Exercise of Option)


         This Agreement is made as of this    day of            , ___, by and
among Risk Data Corporation, a California corporation ("Corporation"),        ,
the holder of a stock option under the Company's 1992 Stock Option Plan
("Optionee"), and             , the Optionee's spouse.



1.       EXERCISE OF OPTION


              1.1 EXERCISE. OPTIONEE HEREBY PURCHASES       SHARES OF COMMON
              STOCK OF THE CORPORATION ("PURCHASED SHARES") PURSUANT TO THAT CERTAIN OPTION ("OPTION") GRANTED OPTIONEE ON ___________, ____ ("GRANT DATE") TO PURCHASE UP TO ______________ SHARES OF THE CORPORATION'S COMMON STOCK ("TOTAL PURCHASABLE SHARES") AT AN OPTION PRICE OF $_____ PER SHARE ("OPTION PRICE").


              1.2 PAYMENT. CONCURRENTLY WITH THE DELIVERY OF THIS AGREEMENT TO THE SECRETARY OF THE CORPORATION, OPTIONEE SHALL PAY THE OPTION PRICE FOR THE PURCHASED SHARES IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT BETWEEN THE CORPORATION AND OPTIONEE EVIDENCING THE OPTION ("OPTION AGREEMENT") AND SHALL DELIVER WHATEVER ADDITIONAL DOCUMENTS MAY BE REQUIRED BY THE OPTION AGREEMENT AS A CONDITION FOR EXERCISE.


2.       INVESTMENT REPRESENTATIONS


              2.1 INVESTMENT INTENT. OPTIONEE HEREBY WARRANTS AND REPRESENTS THAT OPTIONEE IS ACQUIRING THE PURCHASED SHARES FOR OPTIONEE'S OWN ACCOUNT AND NOT WITH A VIEW TO THEIR RESALE OR DISTRIBUTION AND THAT OPTIONEE IS PREPARED TO HOLD THE PURCHASED SHARES FOR AN INDEFINITE PERIOD AND HAS NO PRESENT INTENTION TO SELL, DISTRIBUTE OR GRANT ANY PARTICIPATING INTERESTS IN THE PURCHASED SHARES. OPTIONEE HEREBY ACKNOWLEDGES THE FACT THAT THE PURCHASED SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND THAT THE CORPORATION IS ISSUING THE PURCHASED SHARES TO OPTIONEE IN RELIANCE ON THE REPRESENTATIONS MADE BY OPTIONEE HEREIN.

              2.2 RESTRICTED SECURITIES. OPTIONEE HEREBY CONFIRMS THAT OPTIONEE HAS BEEN INFORMED THAT THE PURCHASED SHARES MAY NOT BE RESOLD OR TRANSFERRED UNLESS THE PURCHASED SHARES ARE FIRST REGISTERED UNDER THE FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. ACCORDINGLY, OPTIONEE HEREBY ACKNOWLEDGES THAT OPTIONEE IS PREPARED TO HOLD THE PURCHASED SHARES FOR AN INDEFINITE PERIOD AND THAT OPTIONEE IS AWARE THAT RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION ISSUED UNDER THE 1933 ACT IS NOT PRESENTLY AVAILABLE TO EXEMPT THE SALE OF THE PURCHASED SHARES FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. SHOULD RULE 144 SUBSEQUENTLY BECOME AVAILABLE, OPTIONEE IS AWARE THAT ANY SALE OF THE PURCHASED SHARES EFFECTED PURSUANT TO THE RULE MAY, DEPENDING UPON THE STATUS OF OPTIONEE AS AN "AFFILIATE" OR "NON-AFFILIATE" UNDER THE RULE, BE MADE ONLY IN LIMITED AMOUNTS IN ACCORDANCE WITH THE PROVISIONS OF THE RULE, AND THAT IN NO EVENT MAY ANY PURCHASED SHARES BE SOLD PURSUANT TO THE RULE UNTIL OPTIONEE HAS HELD THE PURCHASED SHARES FOR THE REQUISITE HOLDING PERIOD FOLLOWING PAYMENT IN CASH OF THE OPTION PRICE FOR THE PURCHASED SHARES.


              2.3 DISPOSITION OF SHARES. OPTIONEE HEREBY AGREES THAT OPTIONEE SHALL MAKE NO DISPOSITION OF THE PURCHASED SHARES (OTHER THAN A PERMITTED TRANSFER UNDER PARAGRAPH 3.1) UNLESS AND UNTIL:


              (a) OPTIONEE SHALL HAVE NOTIFIED THE CORPORATION OF THE PROPOSED DISPOSITION AND PROVIDED A WRITTEN SUMMARY OF THE TERMS AND CONDITIONS OF THE PROPOSED DISPOSITION;


              (b) OPTIONEE SHALL HAVE COMPLIED WITH ALL REQUIREMENTS OF THIS AGREEMENT APPLICABLE TO THE DISPOSITION OF THE PURCHASED SHARES (INCLUDING, WITHOUT LIMITATION, THE REQUIREMENTS IMPOSED UNDER ARTICLE IV AND BY
                       SECTION 8.7 OF THIS AGREEMENT);


              (c) OPTIONEE SHALL HAVE PROVIDED THE CORPORATION WITH WRITTEN ASSURANCES FROM THE OPTIONEE AND THE OPINION OF THE CORPORATION'S COUNSEL (AT THE CORPORATION'S EXPENSE), IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION, THAT (i) THE PROPOSED DISPOSITION DOES NOT REQUIRE REGISTRATION OF THE PURCHASED SHARES UNDER THE 1933 ACT OR (ii) ALL APPROPRIATE ACTION NECESSARY FOR COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR OF ANY EXEMPTION FROM REGISTRATION AVAILABLE UNDER THE 1933 ACT HAS BEEN TAKEN; AND


              (d) OPTIONEE SHALL HAVE PROVIDED THE CORPORATION WITH WRITTEN ASSURANCE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT THE PROPOSED DISPOSITION WILL NOT RESULT IN THE CONTRAVENTION OF ANY TRANSFER RESTRICTIONS APPLICABLE TO THE PURCHASED SHARES PURSUANT TO THE PROVISIONS OF THE COMMISSIONER'S RULES IDENTIFIED IN SECTION 2.5.

              The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Article II or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.



              2.4 RESTRICTIVE LEGENDS. IN ORDER TO REFLECT THE RESTRICTIONS ON DISPOSITION OF THE PURCHASED SHARES, THE STOCK CERTIFICATES FOR THE PURCHASED SHARES WILL BE ENDORSED WITH RESTRICTIVE LEGENDS, INCLUDING THE FOLLOWING LEGEND:

              "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, (B) A 'NO ACTION' LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER, OR (C) SATISFACTORY ASSURANCES TO THE CORPORATION THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER."


              2.5 SHAREHOLDERS' AGREEMENT. OPTIONEE HEREBY ACKNOWLEDGES THAT IN CERTAIN INSTANCES HE OR SHE MAY BE REQUIRED TO EXECUTE A SHAREHOLDERS' AGREEMENT AS A CONDITION TO THE PURCHASE OF SHARES HEREUNDER; SUCH SHAREHOLDERS' AGREEMENT SHALL BE IN THE FORM ATTACHED AS EXHIBIT C TO THE AGREEMENT EVIDENCING THE GRANT OF OPTIONS TO OPTIONEE.


              2.6 SHAREHOLDER RIGHTS. UNTIL SUCH TIME AS THE CORPORATION ACTUALLY EXERCISES ITS REPURCHASE RIGHTS UNDER THIS AGREEMENT, OPTIONEE (OR ANY SUCCESSOR IN INTEREST) SHALL HAVE ALL THE RIGHTS OF A SHAREHOLDER (INCLUDING VOTING AND DIVIDEND RIGHTS) WITH RESPECT TO THE PURCHASED SHARES, SUBJECT, HOWEVER, TO THE TRANSFER RESTRICTIONS OF ARTICLE III AND SECTION 8.7.


3.       TRANSFER RESTRICTIONS


              3.1 RESTRICTION ON TRANSFER. OPTIONEE SHALL NOT TRANSFER, ASSIGN, ENCUMBER OR OTHERWISE DISPOSE OF ANY OF THE PURCHASED SHARES IN CONTRAVENTION OF THE CORPORATION'S FIRST REFUSAL RIGHT UNDER
              ARTICLE IV. SUCH RESTRICTIONS ON TRANSFER, HOWEVER, SHALL NOT BE APPLICABLE TO (i) A GRATUITOUS TRANSFER OF THE PURCHASED SHARES MADE TO THE OPTIONEE'S SPOUSE OR ISSUE, INCLUDING ADOPTED CHILDREN, OR TO A TRUST FOR THE EXCLUSIVE BENEFIT OF THE OPTIONEE OR THE OPTIONEE'S SPOUSE OR ISSUE, (ii) A TRANSFER OF TITLE TO THE PURCHASED SHARES EFFECTED PURSUANT TO THE OPTIONEE'S WILL OR THE LAWS OF INTESTATE SUCCESSION, (iii) A TRANSFER TO THE CORPORATION IN PLEDGE AS SECURITY FOR ANY PURCHASE-MONEY INDEBTEDNESS INCURRED BY THE OPTIONEE IN CONNECTION WITH THE ACQUISITION OF THE PURCHASED SHARES OR (v) MARITAL DISSOLUTION AS PROVIDED IN
              ARTICLE VI.

              3.2 TRANSFEREE OBLIGATIONS. EACH PERSON (OTHER THAN THE CORPORATION) TO WHOM THE PURCHASED SHARES ARE TRANSFERRED BY MEANS OF ONE OF THE PERMITTED TRANSFERS SPECIFIED IN PARAGRAPH 3.1 MUST, AS A CONDITION PRECEDENT TO THE VALIDITY OF SUCH TRANSFER, ACKNOWLEDGE IN WRITING TO THE CORPORATION THAT SUCH PERSON IS BOUND BY EACH AND EVERY OF THE PROVISIONS OF THIS AGREEMENT AND THAT THE TRANSFERRED SHARES ARE SUBJECT TO THE CORPORATION'S FIRST REFUSAL RIGHT AND PURCHASE OPTION GRANTED HEREUNDER AND THE MARKET STAND-OFF OBLIGATIONS SET FORTH IN SECTION 8.7, TO THE SAME EXTENT SUCH SHARES WOULD BE SO SUBJECT IF RETAINED BY THE OPTIONEE.


              3.3 DEFINITION OF OWNER. FOR PURPOSES OF ARTICLE IV OF THIS AGREEMENT, THE TERM "OWNER" SHALL INCLUDE THE OPTIONEE AND ALL SUBSEQUENT HOLDERS OF THE PURCHASED SHARES WHO DERIVE THEIR CHAIN OF OWNERSHIP THROUGH A PERMITTED TRANSFER FROM THE OPTIONEE IN ACCORDANCE WITH PARAGRAPH 3.1.


4.       RIGHT OF FIRST REFUSAL


              4.1 GRANT. THE CORPORATION IS HEREBY GRANTED THE RIGHT OF FIRST REFUSAL ("FIRST REFUSAL RIGHT"), EXERCISABLE IN CONNECTION WITH ANY PROPOSED SALE OR OTHER TRANSFER OF THE PURCHASED SHARES. FOR PURPOSES OF THIS ARTICLE IV, THE TERM "TRANSFER" SHALL INCLUDE ANY ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION FOR VALUE OF THE PURCHASED SHARES INTENDED TO BE MADE BY THE OWNER, BUT SHALL NOT INCLUDE ANY OF THE PERMITTED TRANSFERS UNDER PARAGRAPH 3.1.


              4.2 NOTICE OF INTENDED DISPOSITION. IN THE EVENT THE OWNER DESIRES TO ACCEPT A BONA FIDE THIRD-PARTY OFFER FOR ANY OR ALL OF THE PURCHASED SHARES (THE SHARES SUBJECT TO SUCH OFFER TO BE HEREINAFTER CALLED, SOLELY FOR THE PURPOSES OF THIS ARTICLE IV, THE "TARGET SHARES"), OWNER SHALL PROMPTLY (i) DELIVER TO THE SECRETARY OF THE CORPORATION WRITTEN NOTICE (THE "DISPOSITION NOTICE") OF THE OFFER AND THE BASIC TERMS AND CONDITIONS THEREOF, INCLUDING THE PROPOSED PURCHASE PRICE, AND (ii) PROVIDE SATISFACTORY PROOF THAT THE DISPOSITION OF THE TARGET SHARES TO THE THIRD-PARTY OFFEROR WOULD NOT BE IN CONTRAVENTION OF THE REPRESENTATIONS MADE BY OPTIONEE IN ARTICLE II OF THIS AGREEMENT.

              4.3 EXERCISE OF RIGHT. THE CORPORATION (OR ITS ASSIGNEES) SHALL, FOR A PERIOD OF THIRTY (30) DAYS FOLLOWING RECEIPT OF THE DISPOSITION NOTICE, HAVE THE RIGHT TO REPURCHASE ANY OR ALL OF THE TARGET SHARES SPECIFIED IN THE DISPOSITION NOTICE UPON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS SPECIFIED THEREIN. SUCH RIGHT SHALL BE EXERCISABLE BY WRITTEN NOTICE (THE "EXERCISE NOTICE") DELIVERED TO OWNER PRIOR TO THE EXPIRATION OF THE THIRTY
              (30) DAY EXERCISE PERIOD. IF SUCH RIGHT IS EXERCISED WITH RESPECT TO ALL THE TARGET SHARES SPECIFIED IN THE DISPOSITION NOTICE, THE CORPORATION (OR ITS ASSIGNEES) SHALL EFFECT THE REPURCHASE OF THE TARGET SHARES, INCLUDING PAYMENT OF THE PURCHASE PRICE, NOT MORE THAN THIRTY (30) DAYS THEREAFTER; AND AT SUCH TIME OWNER SHALL DELIVER TO THE CORPORATION THE CERTIFICATES REPRESENTING THE TARGET SHARES TO BE REPURCHASED, EACH CERTIFICATE TO BE PROPERLY ENDORSED FOR TRANSFER. THE TARGET SHARES SO PURCHASED SHALL THEREUPON BE CANCELLED AND CEASE TO BE ISSUED AND OUTSTANDING SHARES OF THE CORPORATION'S COMMON STOCK. HOWEVER, SHOULD THE PURCHASE PRICE SPECIFIED IN THE NOTICE OF INTENDED DISPOSITION BE PAYABLE IN PROPERTY OTHER THAN CASH OR EVIDENCES OF INDEBTEDNESS, THE CORPORATION (OR ITS ASSIGNEES) SHALL HAVE THE RIGHT TO PAY THE PURCHASE PRICE IN THE FORM OF CASH EQUAL IN AMOUNT TO THE VALUE OF SUCH PROPERTY. IF THE OWNER AND THE CORPORATION (OR ITS ASSIGNEES) CANNOT AGREE ON SUCH CASH VALUE WITHIN TEN (10) DAYS AFTER THE CORPORATION'S RECEIPT OF THE DISPOSITION NOTICE, THE VALUATION SHALL BE MADE BY AN APPRAISER OF RECOGNIZED STANDING SELECTED BY THE OWNER AND THE CORPORATION (OR ITS ASSIGNEES) OR, IF THEY CANNOT AGREE ON AN APPRAISER WITHIN TWENTY (20) DAYS AFTER THE CORPORATION'S RECEIPT OF THE DISPOSITION NOTICE, EACH SHALL SELECT AN APPRAISER OF RECOGNIZED STANDING AND THE TWO APPRAISERS SHALL DESIGNATE A THIRD APPRAISER OF RECOGNIZED STANDING, WHOSE APPRAISAL SHALL BE DETERMINATIVE OF SUCH VALUE. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, THE CLOSING SHALL THEN BE HELD ON THE LATER OF (i) THE 30TH DAY FOLLOWING THE CORPORATION'S (OR ITS ASSIGNEES') EXERCISE OF ITS REPURCHASE RIGHTS HEREUNDER OR (ii) THE 15TH DAY AFTER SUCH CASH VALUATION SHALL HAVE BEEN MADE.


              4.4 ASSIGNMENT; NON-EXERCISE OF RIGHT.

              (a) Assignment to Series A Holders. In the event the Corporation chooses not to, or is unable to, exercise its First Refusal Right, and does not assign such right to another director or employee of the Corporation, then the Corporation shall assign such right to the holders of Series A Preferred Stock ("Series A Holders"), on a pro rata basis, or any other basis agreed upon by the Corporation and the Series A Holders, within fifteen (15) days following receipt of the Disposition Notice.

              (b) Non-Exercise of Right. In the event the Corporation (or its assignees) does not exercise its First Refusal Right by delivery of the Exercise Notice to Owner within thirty (30) days following the date of the Corporation's receipt of the Disposition Notice, Owner shall have a period of fifteen (15) days thereafter in which to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third-party purchaser than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the representations made by the Optionee in Article II of this Agreement. The third-party purchaser shall acquire the Target Shares free and clear of all the terms and provisions of this Agreement (including the Corporation's First Refusal Right hereunder). In the event Owner does not sell or otherwise dispose of the Target Shares within the specified fifteen (15) day period, the Corporation's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph 4.7.


              4.5 PARTIAL EXERCISE OF RIGHT. IN THE EVENT THE CORPORATION (OR ITS ASSIGNEES) MAKES A TIMELY EXERCISE OF THE FIRST REFUSAL RIGHT WITH RESPECT TO A PORTION, BUT NOT ALL, OF THE TARGET SHARES SPECIFIED IN THE DISPOSITION NOTICE, OWNER SHALL EFFECT THE SALE OF THE TARGET SHARES TO THE CORPORATION (OR ITS ASSIGNEES) OF THE PORTION OF THE TARGET SHARES WHICH THE CORPORATION (OR ITS ASSIGNEES) HAS ELECTED TO PURCHASE, SUCH SALE TO BE EFFECTED IN SUBSTANTIAL CONFORMITY WITH THE PROVISIONS OF PARAGRAPH 4.3. THAT PORTION OF THE TARGET SHARES NOT PURCHASED BY THE CORPORATION MAY BE SOLD TO A THIRD-PARTY PURCHASER IN COMPLIANCE WITH THE REQUIREMENTS OF PARAGRAPH 4.4.


              4.6  RECAPITALIZATION.


              (a) IN THE EVENT OF ANY STOCK DIVIDEND, STOCK SPLIT, RECAPITALIZATION OR OTHER TRANSACTION AFFECTING THE CORPORATION'S OUTSTANDING COMMON STOCK AS A CLASS EFFECTED WITHOUT RECEIPT OF CONSIDERATION, THEN ANY NEW, SUBSTITUTED OR ADDITIONAL SECURITIES OR OTHER PROPERTY WHICH IS BY REASON OF SUCH TRANSACTION DISTRIBUTED WITH RESPECT TO THE PURCHASED SHARES SHALL BE IMMEDIATELY SUBJECT TO THE CORPORATION'S FIRST REFUSAL RIGHT AND PURCHASE OPTION (AS DEFINED IN
         ARTICLE V HEREUNDER), BUT ONLY TO THE EXTENT THE PURCHASED SHARES ARE AT THE TIME COVERED BY SUCH RIGHTS.


                        (b) IN THE EVENT OF ANY OF THE FOLLOWING TRANSACTIONS (a "CORPORATE TRANSACTION"):


                   (i) A MERGER OR ACQUISITION IN WHICH THE CORPORATION IS NOT THE SURVIVING ENTITY, EXCEPT FOR A TRANSACTION THE PRINCIPAL PURPOSE OF WHICH IS TO CHANGE THE STATE IN WHICH THE CORPORATION IS INCORPORATED,


                   (ii) THE SALE, TRANSFER OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE CORPORATION OR


                   (iii) ANY OTHER CORPORATE REORGANIZATION OR BUSINESS
              COMBINATION IN WHICH FIFTY PERCENT (50%) OR MORE OF THE OUTSTANDING VOTING STOCK OF THE CORPORATION IS TRANSFERRED TO DIFFERENT HOLDERS IN A SINGLE TRANSACTION OF THE CORPORATION OR A SERIES OF RELATED TRANSACTIONS, THEN THE CORPORATION'S FIRST REFUSAL RIGHT, SPECIAL REPURCHASE RIGHT AND PURCHASE OPTION SHALL, TO THE EXTENT THE LAPSE PROVISIONS OF SECTION 4.7 ARE NOT OTHERWISE APPLICABLE, REMAIN IN FULL FORCE AND EFFECT AND SHALL APPLY TO THE NEW CAPITAL STOCK OR OTHER PROPERTY RECEIVED IN EXCHANGE FOR THE PURCHASED SHARES IN CONSUMMATION OF THE CORPORATE TRANSACTION, BUT ONLY TO THE EXTENT THE PURCHASED SHARES ARE AT THE TIME COVERED BY SUCH RIGHTS.

              4.7 LAPSE. THE FIRST REFUSAL RIGHT UNDER THIS ARTICLE IV AND THE PURCHASE OPTION UNDER ARTICLE V SHALL LAPSE AND CEASE TO HAVE EFFECT UPON THE EARLIEST OF (i) THE FIRST DATE ON WHICH SHARES OF THE CORPORATION'S COMMON STOCK ARE HELD OF RECORD BY MORE THAN FIVE HUNDRED (500) PERSONS, (ii) THE SALE, TRANSFER OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE CORPORATION'S ASSETS OR FIFTY PERCENT (50%) OR MORE OF THE CORPORATION'S OUTSTANDING VOTING STOCK FOR CASH CONSIDERATION OR FREELY TRADEABLE SECURITIES, (iii) A DETERMINATION IS MADE BY THE CORPORATION'S BOARD OF DIRECTORS THAT A PUBLIC MARKET EXISTS FOR THE OUTSTANDING SHARES OF THE CORPORATION'S COMMON STOCK OR (iv) THE CLOSING OF A BONA FIDE, FIRM COMMITMENT UNDERWRITTEN PUBLIC OFFERING OF THE COMMON STOCK OF THE CORPORATION PURSUANT TO A REGISTRATION STATEMENT DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, RESULTING IN AGGREGATE PROCEEDS TO THE CORPORATION OF AT LEAST $5,000,000 AT A PUBLIC OFFERING PRICE OF MORE THAN $5.00 PER SHARE, ADJUSTED TO REFLECT ANY STOCK DIVIDEND, STOCK SPLIT OR OTHER RECAPITALIZATION OF THE CORPORATION EFFECTED AFTER THE DATE OF THIS AGREEMENT.

5.       PURCHASE OPTION

         5.1 Corporate Option. In the event Optionee ceases to be a Service Provider of the Corporation, the Corporation shall have a right to purchase all or a portion of such Purchased Shares for cash at the Fair Market Value (as defined below) of such shares (the "Purchase Option"). The Corporation shall exercise its Purchase Option by delivery of written notice to Optionee within 30 days of the Termination Date (as defined in Section 5.4 hereunder). The payment of the purchase price by the Corporation and the delivery of the stock certificates by the Optionee shall occur at a time and place mutually agreed by the parties within 15 days of the receipt of notice by Optionee of the Corporation's exercise of its Purchase Option.

         5.2 Series A Holder's Option. In the event the Corporation chooses not to, or is unable to, exercise its Purchase Option, and does not assign such option to another employee or director of the Corporation, then the Corporation shall assign its Purchase Option to the Series A Holders on a pro rata basis, or any other basis agreed upon by the Corporation and the Series A Holders, within 15 days after the Termination Date. In such event, the Series A Holders shall have all of the rights set forth in Section 5.1 above. The Series A Holders shall be third party beneficiaries with respect to this Article V.

         5.3 Lapse of Option. The Purchase Option under this Article V shall lapse and cease to have effect upon the earlier to occur of (i) the first date upon which the First Refusal Right under Article IV lapses, or (ii) the expiration of the thirty (30)-day exercise period specified in Section 5.1, to the extent the Purchase Option is not timely exercised in accordance with such paragraph.

         5.4  Definitions. As used herein, the following terms shall be defined:

              (i) "Termination Date" shall mean the date upon which Optionee first ceases to be Service Provider of the Corporation, whether due to termination, resignation, death, disability or any other reason; and

              (ii) "Fair Market Value" shall be determined pursuant to Article V, Section 1.D of the Corporation's 1992 Stock Option Plan.

              (iii) "Series A Holders" shall mean the holders of Series A Preferred Stock of the Corporation.


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
6.       MARITAL DISSOLUTION OR LEGAL SEPARATION

         6.1 Grant. In connection with the dissolution of the Optionee's marriage or the legal separation of the Optionee and the Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right"), exercisable at any time during the thirty (30)-day period following the Corporation's receipt of the required Dissolution Notice under Section 6.2, to purchase from the Optionee's spouse, in accordance with the provisions of Section 6.3, all or any portion of the Purchased Shares (including any interest therein) which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

         6.2 Notice of Decree or Agreement. The Optionee shall promptly provide the Secretary of the Corporation with written notice ("Dissolution Notice") of
(i) the entry of any judicial decree or order resolving the property rights of the Optionee and the Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between the Optionee and the Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

         6.3 Exercise of Special Purchase Right. The Special Purchase Right shall be exercisable by written notice ("Purchase Notice") delivered to the Optionee and the Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased, the date the purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice), and the fair market value to be paid for such Purchased Shares. The Optionee (or the Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Secretary of the Corporation the certificates representing the shares to be purchased, each certificate to be properly endorsed for transfer. The Corporation shall, concurrently with the receipt of such stock certificates, pay to the Optionee's spouse (in cash or cash equivalents) an amount equal to the fair market value specified for such shares in the Purchase Notice.

              If the Optionee's spouse does not agree with the fair market value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and the Optionee's spouse. The closing shall then be held on the fifth business day following the completion of such appraisal; provided, however, that if the appraised value is more than fifteen percent (15%) greater than the fair market value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse.

         6.4 Lapse. The Special Purchase Right under this Article VI shall lapse and cease to have effect upon the earlier to occur of (i) the first date on which the First Refusal Right under Article IV


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
lapses or (ii) the expiration of the thirty (30)-day exercise period specified in Section 6.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

7.       GENERAL PROVISIONS.

         7.1 Assignment. Subject to the prior assignment rights of the Series A Holders hereunder, the Corporation may assign its First Refusal Right under
Article IV and/or its Purchase Option under Article V and/or its Special Purchase Right under Article VI to any person or entity selected by the Corporation's Board of Directors, including (without limitation) one or more shareholders of the Corporation.

         7.2 Definitions. For purposes of this Agreement, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:


              (i) ANY CORPORATION (OTHER THAN THE CORPORATION) IN AN UNBROKEN CHAIN OF CORPORATIONS ENDING WITH THE CORPORATION SHALL BE CONSIDERED TO BE A PARENT CORPORATION OF THE CORPORATION, PROVIDED EACH SUCH CORPORATION IN THE UNBROKEN CHAIN (OTHER THAN THE CORPORATION) OWNS, AT THE TIME OF THE DETERMINATION, STOCK POSSESSING FIFTY PERCENT (50%) OR MORE OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF STOCK IN ONE OF THE OTHER CORPORATIONS IN SUCH CHAIN.


              (ii) EACH CORPORATION (OTHER THAN THE CORPORATION) IN AN UNBROKEN CHAIN OF CORPORATIONS BEGINNING WITH THE CORPORATION SHALL BE CONSIDERED TO BE A SUBSIDIARY OF THE CORPORATION, PROVIDED EACH SUCH CORPORATION (OTHER THAN THE LAST CORPORATION) IN THE UNBROKEN CHAIN OWNS, AT THE TIME OF THE DETERMINATION, STOCK POSSESSING FIFTY PERCENT (50%) OR MORE OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF STOCK IN ONE OF THE OTHER CORPORATIONS IN SUCH CHAIN.

         7.3 No Employment or Service Contract. Except to the extent the terms of any written employment or service contract with the Optionee may expressly provide otherwise, the Corporation (or any parent or subsidiary corporation employing or retaining Optionee) is under no obligation to continue the Service Provider status of Optionee for any period of specific duration and may terminate such Service Provider status at any time, with or without cause. For purposes of this Agreement, the Optionee shall be deemed to be a Service Provider to the Corporation for so long as the Optionee renders periodic services to the Corporation or one or more of its parent or subsidiary corporations, whether as an employee, non-employee member of the Board of Directors, or an independent non-employee consultant.

         7.4 Notices. Any notice required in connection with (i) the First Refusal Right, (ii) the Purchase Option, (iii) the Special Purchase Right or
(iv) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by 10 days advance written notice under this paragraph 7.4 to all other parties to this Agreement.

         7.5 No Waiver. The failure of the Corporation (or its assignees) in any instance to exercise the First Refusal Right granted under Article IV, shall not constitute a waiver of any other rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and the Optionee. No waiver of any breach or condition of this Agreement

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
shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

         7.6 Cancellation of Shares. If the Corporation (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Corporation (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

         7.7 Legend. All certificates representing the Purchased Shares shall be endorsed with the following legend:

             "THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT, DATED ___________, 19___, AS AMENDED FROM TIME TO TIME, BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS CERTAIN RIGHTS OF FIRST REFUSAL TO THE CORPORATION (OR ITS ASSIGNEES) UPON THE SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE CORPORATION'S SHARES AND IMPOSES CERTAIN OTHER RESTRICTIONS ON TRANSFER. THE CORPORATION WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

8.       MISCELLANEOUS PROVISIONS.

         8.1 Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

         8.2 Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

         8.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

         8.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         8.5 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Optionee and the Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

         8.6 Power of Attorney. Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

         8.7 Market Stand-Off Obligations. Notwithstanding any other provisions hereof, in the event that the Optionee is an officer or director of the Corporation, Optionee hereby agrees that during the period of duration specified by the Corporation and an underwriter of common stock or other securities of the Corporation, following the effective date of a registration statement of the Corporation filed under the Securities Act of 1933 (the "Act"), Optionee shall not, to the extent requested by the Corporation and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Corporation held by Optionee at any time during such period (including the Purchased Shares) except common stock included in such registration; provided, however that:


              (a) SUCH AGREEMENT SHALL BE APPLICABLE ONLY TO THE FIRST SUCH REGISTRATION STATEMENT OF THE CORPORATION WHICH COVERS COMMON STOCK (OR OTHER SECURITIES) TO BE SOLD ON ITS BEHALF TO THE PUBLIC IN AN UNDERWRITTEN OFFERING; AND


              (b) ALL OFFICERS AND DIRECTORS OF THE CORPORATION ENTER INTO SIMILAR AGREEMENTS.

              In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the registrable securities of the Optionee (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.


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
IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                 Company:

                                 RISK DATA CORPORATION, a California corporation



                                 By:____________________________________________

                                 Title:_________________________________________

                                 Address:   Two Venture Plaza
                                            Suite 400
                                            Irvine, CA 92718-3331



                                 Optionee:



                                 _______________________________________________

                                 Address:


                                 Optionee's Spouse:



                                 _______________________________________________

                                 Address:












                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]


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